Intangible Assets, Net - Summary of the Projected Annual Amortization Expense for the Company's Intangible Assets (Detail) $ in Thousands	Dec. 31, 2021 USD ($)
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2022	$ 1,116
2023	885
2024	401
2025	62
2026	63
Thereafter	3,232
Total	$ 5,759